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                                                                   Exhibit 10.17


                                 AMENDMENT NO. 4
                  TO LOAN AND SECURITY AGREEMENT ("AGREEMENT")
                          DATED JANUARY 31, 1996 AMONG
             AMERICAN SHARED-CURACARE AND CURACARE, INC. (BORROWER),
                AMERICAN SHARED HOSPITAL SERVICES ("GUARANTOR"),
                 ERNEST A. BATES, M.D. ("INDIVIDUAL GUARANTOR"),
              AND DVI BUSINESS CREDIT RECEIVABLES CORP. ("LENDER")

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

1)   Section 2.1 "The Loan" first sentence shall be amended to read as follows:

2) Subject to the terms and conditions and relying on the representations and warranties set forth herein, Lender agrees to advance to Borrower, individually or collectively, from time to time, and Borrower agrees to borrow from Lender, revolving loans in the amount not to exceed the lesser of (i) Five Million and 00/100 Dollars ($5,000,000.00) (the "Commitment Amount"), and (ii) the Borrowing Base, which shall be evidenced by a Note.

3) Upon execution hereof, Borrower shall pay Lender an Origination Fee of one percent (1%) of the $500,000.00 increased Commitment Amount.

Any provision in Amendment No. 4 ("Amendment") hereof that may be contrary to any provision of the Agreement shall prevail and override the Agreement. Except as expressly set forth herein, all other provisions of the Agreement shall remain in full force and effect. Both parties warrant to each other that this Amendment has been authorized and duly executed and is binding on both parties hereto as of ___ day of _______ 1997.

LENDER:
DVI BUSINESS CREDIT RECEIVABLES CORP.

By: /s/ Cynthia J. Cohn
   ----------------------
Name:  Cynthia J. Cohn

Title:  Executive Vice President

BORROWER:                                          BORROWER:
AMERICAN SHARED-CURACARE                           CURACARE, INC.
A CALIFORNIA PARTNERSHIP

By: /s/ Ernest A. Bates                            By: /s/ Ernest A. Bates
   ----------------------                              -------------------------
Name: Ernest A. Bates                              Name: Ernest A. Bates

Title: Chairman & CEO                              Title: Chairman & CEO

The undersigned acknowledges that DVI has no obligation to provide it with notice of, or to obtain its consent to, the terms of this Amendment to Loan and Security Agreement. The undersigned nevertheless acknowledges and agrees to the terms and conditions of this Amendment and acknowledges that its Guaranty remains fully valid, binding, and enforceable against it in accordance with its terms.

GUARANTOR:                                     GUARANTOR:
AMERICAN SHARED HOSPITAL SERVICES              ERNEST A. BATES, M.D., INDIVIDUAL

By: /s/ Ernest A. Bates                        By:  /s/ Ernest A. Bates
   ----------------------                           ----------------------------
Print Name: Ernest A. Bates                    Print Name: Ernest A. Bates

Title: Chairman & CEO

Date: 7/31/97                                  Date: 7/31/97